Exhibit 99.1
2025 The next chapter of value creation

Welcome Sujal Shah VP, Investor Relations TE Connectivity 2025 Investor Day

Agenda 3 Welcome Next Chapter of TE Industrial Solutions Transportation Solutions Shareholder Value Creation Sujal Shah VP, Investor Relations Terrence Curtin Chief Executive Officer Shad Kroeger President, Industrial Solutions Aaron Stucki President, Transportation Solutions Heath Mitts EVP & CFO Break Lunch Q&A

Forward-looking statements and Non-GAAP Financial Measures 4 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruption negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2025 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

VIDEO

Terrence Curtin CEO The Next Chapter of Value Creation TE Connectivity 2025 Investor Day

WHAT YOU WILL BE HEARING TODAY Business Strategy • Co-creating on next generation architectures with our customers to drive value creation • Positioned to deliver 6-8% growth through cycle with further margin expansion • Broadening secular growth with organic and inorganic opportunities • Capitalizing on market recovery and operational excellence Industrial / Shad Kroeger • Driving 30%+ incremental operating margins with double-digit adjusted EPS growth • Cash generation model with 100%+ conversion of adjusted net income with a disciplined capital strategy focused on best return opportunities Financial Strategy / Heath Mitts 7 • Global Auto leadership with a defensible moat and strong position in Asia • Broader content drivers to deliver 4-6% Auto growth over market Transportation / Aaron Stucki

TE CONNECTIVITY AT A GLANCE

NYSE: TEL

Leading Industrial Technology Company with a Strong Financial Foundation

FY 2025 FINANCIALS

SALES	ADJUSTED OPERATING MARGIN	ADJUSTED EPS	FCF CONVERSION OF ADJUSTED NET INCOME
$17B+ Serving a ~$130B* Connectivity Market	**~21%**	**$9.27**	**~115%**

SALES BY SEGMENT

~$8B Industrial | **~$9B Transportation**



Digital Data Networks (DDN)	Energy	Aerospace, Defense & Marine (AD&M)	Automation & Connected Living (ACL)	Medical	Automotive	Commercial Transportation (ICT)	Sensors

Two segments focused on connectivity solutions in harsh environments

* Internal company analysis

Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

8

Creating a Safer, Sustainable, Productive, and Connected Future Engineering and Operations create a moat with our customers Co-creating with Customers In-region Engineering and Design Expertise Global Footprint Core Process Excellence Agile Development Powered by AI and Simulation Embedded in Customers’ Roadmaps 70%+ Local for Local Manufacturing with 120 Factories 10,000 Engineers 5,000 New Development Projects Manufacturing Advantage Driving Innovation and Quality Speed to Market Our moat with our customers drives value for shareholders Responsiveness to External Factors (trade, geopolitics) Resilience Through-Cycle 9

TE Connectivity’s Journey Growth Through Focus & Execution Benefiting from secular growth drivers, cost reduction and footprint consolidation From Transformation to Acceleration 10 FREE CASH FLOW 18.3% 20.8% 2019 2025 $13.4B $17.3B 2019 2025 SALES GROWTH ADJUSTED OPERATING MARGIN EXPANSION Portfolio Transformation Strategic portfolio rationalization $1.6B $3.2B 2019 2025 2007 2019 +4% CAGR +250 BPS Doubled FCF Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Strategic Positioning Leading to a STRONGER TE Past Today Business Model Focus Self Help Profitable growth with a widening moat Portfolio Secular Growth Concentrated Broadening growth across the portfolio Adjusted Operating Margins Mid-teens Over 20% with 30%+ incremental margins Free Cash Flow < 90% conversion* 100%+ conversion* Capital Strategy • 2/3 returned to shareholders • 1/3 M&A • 1/3 Dividends • 2/3 best return opportunity Restructuring • Repositioning of cost base • Factory footprint consolidation Create efficiencies from bolt-on acquisitions * Conversion of Adjusted Net Income Adjusted Operating Margin, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures; see Appendix for descriptions. 11

Technology is Evolving Rapidly in the Markets Where We Have Positioned TE

Data		Power		Signal







Artificial Intelligence

GPU-GPU SPEED
56Gbps → 224Gbps → 448Gbps

RACK POWER
25kW → ~125kW → ~1MW

TOP 4 HYPERSCALER CAPEX
$100B → ~$350B → ~$450B

Data Connectivity

DATA SPEEDS IN CARS
~0.1Gbps → ~1Gbps → 10–20Gbps

L2 - L4 ADAS ADOPTION
~30% → ~70%

ZONAL ARCHITECTURE ADOPTION
~2M → ~15M+

E-mobility

XEV LIGHT VEHICLES
~5M → ~30M → 50M+

VOLTAGE ARCHITECTURE
400V → 800V → 1000V

DC FAST CHARGING
500A → 1000A+

Energy Scale-up

GLOBAL INSTALLED RENEWABLE CAPACITY
~3TW → ~6TW → 10TW+

ELECTRICITY CONSUMPTION IN US
~3800TWh → ~4200TWh → ~5000TWh

US TRANSMISSION & DISTRIBUTION
$80B → $115B → $155B

Factory Automation

GLOBAL ROBOT INSTALLATIONS (IN YEAR)
400K → 550K+ → 650K+

PLC SHIPMENTS (IN YEAR)
~11M → ~13M → 15M+

NUMBERS: 2020 → 2025 → 2030

TE connectivity

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Portfolio Investments Driving Strong Content Growth 13 Artificial Intelligence Next Generation Energy Factory Automation Next Generation Vehicles AI & Cloud NA Hardening & Grid Intelligence Renewables Digital & Robotics E-mobility High Voltage Data Connectivity 2019 $150M $80M $45M $300M $325M $275M 2025 $1.4B $500M $275M $400M $1.1B $650M Growth (vs. 2019) 9x 6x 6x 1.3x 3x 2x Industrial Transportation >$4B incremental revenue opportunity over the next 5 years

FY25 SALES MIX GROWTH DRIVERS OVER NEXT 5 YEARS Auto ICT Sensors Medical ACL DDN AD&M Energy Broadening Growth Across Our Portfolio 14 Digital Data Networks Energy (DDN) OUTSIZED GROWTH Sensors Medical RETURN TO GROWTH Transportation Industrial Automation & Connected Living (ACL) Commercial Transportation (ICT) Automotive PORTFOLIO ALIGNED TO DELIVER 6-8% GROWTH THROUGH CYCLE Aerospace, Defense & Marine (AD&M) Transportation Industrial

6-8% 30%+ Double-digit Growth Incremental Margins through cycle Growth ~ 1/3 Dividends For M&A & Share Buyback ~ 2/3 Revenue Adj. Operating Margin Adjusted EPS Capital Strategy Adjusted ROIC Our Business Model Going Forward Defining the Next Phase of Value Creation 15 100%+ FCF Conversion Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, Free Cash Flow Conversion, and Adjusted ROIC are non-GAAP financial measures; see Appendix for descriptions. Mid-teens

Industrial Solutions Shad Kroeger President TE Connectivity 2025 Investor Day

OUTSIZED GROWTH CONVICTION MOMENTUM: Accelerating strong performance to deliver mid-to-high single digit growth TRUST: Long-standing customer relationships with architecture influence 17 INDUSTRIAL SOLUTIONS SCALE: Organic innovation + acquisition discipline BREADTH: Broad portfolio with durable content growth drivers

Well-Positioned to Unlock Exciting Megatrend Growth ACROSS FIVE BUSINESS UNITS RECORD FINANCIAL PERFORMANCE FY25 SALES $7.9B MID-HIGH SINGLE DIGITS ~21% INDUSTRIAL SOLUTIONS 18 Strong Reputation STRONG COMPETITIVE ADVANTAGES Customer Intimacy Design Co-Creation Operational Excellence Quality Outsized Growth Digital Data Networks Energy $2.2B $1.4B Aerospace Defense & Marine $1.5B Automation and Connected Living $2.1B Medical $0.7B LONG TERM ORGANIC GROWTH RATE % FY25 ADJUSTED OPERATING MARGIN Organic Net Sales Growth and Adjusted Operating Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

19 Capitalizing on Powerful Shifts FAST EVOLVING SEGMENT ALWAYS-ON SYSTEMS ENERGY INTENSIVE INTELLIGENT Digital Data Networks (DDN) Energy OUTSIZED GROWTH Medical RETURN TO GROWTH Automation & Connected Living (ACL) Aerospace, Defense & Marine (AD&M) OVER NEXT FIVE YEARS: • Expect accelerating growth from AI and Energy scale-up • Fueled by diverse CAPEX drivers • Bolstered by bolt-on acquisition opportunities ~2/3 Growth AI / Cloud Energy Scale-up

VIDEO

DIGITAL DATA NETWORKS

Connectivity Solutions Empowering the AI Evolution

TE touches every part of the modern AI architecture

Our Portfolio is Enabling the Future

Doubling data density: twice the compute in the same footprint

Doubling data speed: 224G → 448G

Powering a 10x increase in wattage and thermal load: 125KW→1MW


TE

Backplane
up to **$400** per chip

Over-the-Board and Interconnect
up to **$70** per chip

High-Speed Data Cables
up to **$250** per chip

Power Solutions
up to **$150** per chip

Massive surge in AI market infrastructure investments

3 YEAR HYPERSCALER CAPEX **3X**

3 YEAR CONTENT/CHIP GROWTH **5X**

TE AI / Cloud growth trajectory


2023
$500M
2025
$1.4B
2 years
$3B+
5 years

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Winning in the AI Era: Trusted by Leaders, Technology Edge and Operating Leverage CUSTOMERS ARE CHANGING THE WAY THEY DO EVERYTHING WE WIN BY ADAPTING + ANTICIPATING THEIR NEEDS — FAST Variability Variable, steep ramps with geo-diverse footprint needs Scalable Manufacturing Ability to rapidly ramp and maintain quality across a geo-diverse footprint Design Complexity Need for processing density driving custom architectures Collaborative Engineering Ecosystem co-design and adaptive portfolio enables custom solutions for any architecture Innovation Pace 50% faster innovation cycles Technical Agility Delivering 4x product innovation velocity and rapid iteration with 24/7 engineering 22 DIGITAL DATA NETWORKS

CASE STUDY: Delivering Next-Gen Solutions at Speed and Scale 23 ARTIFICIAL INTELLIGENCE • Major U.S. hyperscaler rapidly building out data centers and AI models • Looking for end-to-end connectivity solutions to enable high-speed and power The Customer Their Challenge Our Solutions • 11 customer iterations, co-designed with hyperscaler • End-to-end 112G interconnect solutions • Geographic and supply chain resilient The Result • Full-scale ramp within 6 months • Volume + Precision: >60M high-speed connections delivered #1 Position with the customer • Architectural uncertainty drove $500M+ continuous engineering iteration • Needed engineering agility and ability to deliver steep ramps

ENERGY

Powering the Future: Enabling an Intelligent, Reliable Grid

STRONG UTILITY CAPEX CYCLE FUELS MULTI-YEAR GROWTH OPPORTUNITY

5 YEAR NA ENERGY CAPEX

7%

12%

5 YEAR TE NA GRID HARDENING CAGR

MV Underground & Network Protection

Grid Monitoring / Grid Intelligence

BOLSTERED BY ACCRETIVE M&A

Key Drivers of Growth

- Increased Electricity Demand
- Generation Capacity Increases
- Aging Infrastructure
- Shortage of Certified Technicians



POSITIONED TO WIN

- Customer Intimacy + Service
- Innovation focused on Ease of Installation
- Capacity Expansion

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CASE STUDY: Innovating a More Resilient Grid That’s Easier to Install 25 GRID HARDENING One of the oldest U.S. utilities, serving New York City The Customer Their Challenge • Traditional underground installs are complex, slow and error-prone • Need to harden the grid: storms, growing demand, aging infrastructure Our Solutions • Proprietary cold shrink technology enables easier installation • ~50% faster to install, with safer and more reliable underground connections The Result Top choice for 8/10 independent U.S. utilities • ~$125M revenue unlocked • Massive growth potential with $1.5B TAM

Confidence in mid-to-high single digit growth, 30%+ incremental margins, bolstered by strategic acquisitions Positioned to capture significant market upside Long-standing customer relationships where we co-create at the architecture-level 26 INDUSTRIAL SOLUTIONS OUTSIZED GROWTH CONVICTION Portfolio breadth with durable content growth drivers

Transportation Solutions Aaron Stucki President TE Connectivity 2025 Investor Day

GLOBALLY POSITIONED FOR GROWTH OUTPERFORMANCE: Growth-over-market through-cycle going forward OPPORTUNITY: Key megatrends driving significant content expansion 28 TRANSPORTATION SOLUTIONS ADVANTAGE: TE is positioned to win with differentiation in our markets

TRANSPORTATION SOLUTIONS

Robust Portfolio Driving Content Growth Along Key Megatrends

STRONG FINANCIAL PERFORMANCE →

FY25 SALES

$9.4B

LONG TERM ORGANIC GROWTH RATE %

MID-SINGLE DIGIT through cycle

FY25 ADJUSTED OPERATING MARGIN

~21%

ACROSS THREE BUSINESS UNITS →


INDUSTRIAL & COMMERCIAL TRANSPORTATION
$1.4B
SENSORS
$0.9B
$7.1B
AUTOMOTIVE

~50/50 Revenue Distribution Between Asia and Western Countries

BROADENING OF GROWTH DRIVERS FROM MEGATRENDS

Data Connectivity

Electronification

E-mobility

Driving 4-6 points of content growth over the next 5 years

Organic Net Sales Growth and Adjusted Operating Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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$6.4B $7.9B $9.4B TRANSPORTATION REVENUE & AUTO PRODUCTION VOLUME GROWTH Auto Production Volumes Transportation Revenue Transportation Revenue CAGR Delivering Growth Despite Flat Automotive Production 2015 2019 2025 2030 P TRANSPORTATION SOLUTIONS 30 Mid Single Digit +4% +0% +1% Auto Growth over Market +4% +4-6%

WHAT IS A VEHICLE?

Vehicles Evolving to Far More Than Just Transportation

SMART & SOFTWARE DEFINED VEHICLE

- Smartphone on wheels
- Experience pod
- Mobile office and theatre
- Node within a mobile ecosystem
- Drivable data center

DATA CONNECTIVITY	ELECTRONIFICATION	E-MOBILITY
Advanced Driver Assistance Systems (ADAS) and Infotainment Integration of ADAS / Autonomous features and Infotainment HIGH BANDWIDTH DATA PRODUCTS	**Electronic Systems & Connections** Electronic systems throughout the vehicle, connected to and centrally managed by software LOW VOLTAGE SIGNAL & POWER PRODUCTS	**Electric Powertrain** Electrical Propulsion and Battery System HIGH VOLTAGE PRODUCTS
LEVEL 2-4 AUTONOMY 2025 ~30% → 2030 ~70% OF VEHICLES PRODUCED	ZONAL ARCHITECTURE 2025 ~2M → 2030 ~15M NUMBER OF VEHICLES PRODUCED	xEV 2025 ~30% → 2030 ~60% OF VEHICLES PRODUCED

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CONTENT-DRIVEN MARKET OUTPERFORMANCE STRONG CONTENT PER VEHICLE (CPV) GROWTH Data Connectivity Electronification E-mobility FUELING 4% to 6% GROWTH OVER MARKET THROUGH 2030 Next-Generation Vehicles Broaden Our Growth 2025-2030 GROWTH CONTRIBUTION BY MEGATREND Vehicle Evolution Driving Increased Content Demand Data Connectivity E-mobility Electronification ~1/3 ~1/3 ~1/3 Automotive & Commercial Transportation Balanced growth with Data Connectivity and Electronification increasing contribution $60 $80 $105 2019 2025 2030 Automotive 2019 2025 2030 Commercial Transportation ~$185 $230 $305 32

DATA CONNECTIVITY

Growth of Data Applications Drives Demand for TE Technology

GROWING HIGH BANDWIDTH DATA CONNECTIVITY APPLICATIONS

INFOTAINMENT AND IN-CABIN EXPERIENCE	SAFETY / ADAS	CONVENIENCE AND COMFORT


Over-the-Air Updates
Forward Collision Warning
Radar
LiDAR
Adaptive Cruise Control
Satellite Camera
V2X
Interior Camera
Remote Controls
Wi-Fi Hotspot
Autonomous Driving Camera
Streaming Media

INDUSTRY-LEADING PORTFOLIO AND TECHNOLOGY



High Performance
High speed to over 20 Gbps



Hybrid Innovation
Integrate data, signal & power



Miniaturization
Up to 75% reduced PCB footprint

	AUTO	ICT
2025 to 2030 Data Connectivity CPV increase	~2x	~4x

33

VIDEO

DATA CONNECTIVITY

CASE STUDY: BYD Selects TE for ADAS Data Connectivity Across Portfolio

The Customer

BYD

The world's top-selling electric vehicle company



4.3M
vehicles sold in 2024

Our Solutions

TE was the first supplier to meet BYD's complete functional, technical, and commercial criteria



Their Challenge

- Ultra-reliable, real-time high-speed data connectivity and transmission to enable ADAS
- Strict vibration specifications
- Rapid delivery and quick launch capability
- Breadth of solutions for less-complex sourcing

The Result

~$1B
Total Expected Revenue through 2030


~$50
10x
~$5
Avg. DC CPV
BYD DC CPV

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ELECTRONIFICATION

Growing Electronification Content Across All Powertrains

ELECTRONIFICATION DRIVING VEHICLE CONTENT GROWTH

NEXT GEN ARCHITECTURE


Zonal Gateway
Zonal Gateway
Central Compute
Zonal Gateway
Zonal Gateway
Source: KPIT

ELECTRONIC SYSTEMS

Computing Hardware
(ECUs)

Telemetry
(OTA, V2X)

Cabin & Comfort
(Climate, Doors, Acoustics)

Electronic Controlled Drive
(Throttle, Steer, Brake, Traction)

Safety
(Airbag, Collision sensors)

Central Compute + Electronification of systems allows for more vehicle functionality and content

INDUSTRY-LEADING PORTFOLIO AND TECHNOLOGY



48V Portfolio



Hybrid & Modular



In-device Connectivity



Flat Flexible Cable

	AUTO	ICT
2025 to 2030 Electronification CPV increase	~10%	~10%

36

CASE STUDY: Market Share Increase Enabled by New Architecture Solutions 37 ELECTRONIFICATION Zonal architecture improves vehicle functionality and simplified design to enable OEM assembly automation Trend Their Challenge More complex technical requirements at each connection point — bundling and system interference Our Solutions Broad and complete portfolio combined with design expertise • Hybrid connectors for Signal, Power, and Data • Innovative technology to address need for high pin count The Result New content and share gain through broad portfolio Current Platform Next Platform >2X Market Share Increase *Example from Major OEM Customer* 40% 90%

E-MOBILITY

Continued Shift to Electric Powertrains Drives TE Content Growth

CONTINUED GROWTH OF E-MOBILITY APPLICATIONS

POWER TRANSFER	PROTECTION	SENSORS	HIGH VOLTAGE CONNECTIVITY


E-DRIVE PROPULSION
AUXILIARY
BATTERY
CHARGING

xEV INCREASING SHARE OF PRODUCTION


30%
60%
2025
2030

15% CAGR

60% of growth in APAC

INDUSTRY-LEADING PORTFOLIO AND TECHNOLOGY



Direct high-voltage E-drive



Ultra-fast charging path



EV battery connectors



Auxiliary systems

	AUTO	ICT
2025 to 2030 E-mobility CPV increase	~2x	~7x

38

E-MOBILITY

CASE STUDY: Major European OEM Standardizes on TE for HV Solutions

The Customer



Major Leading BEV OEM in Europe

Their Challenge

- Standardized full-suite drivetrain connectivity across EV platforms
- Safety and reliability
- Enabling ultra-fast charging, high-voltage architecture
- Features sustainable, recyclable materials
- Scalable manufacturing globally

Our Solutions

End-to-end high-voltage drivetrain connectivity – Ultra-fast, Safe, Global standards



The Result

Platform penetration with TE as sole supplier & significant lifetime revenue potential

3.5X E-mobility CPV Growth with this Customer


~$15
~$55
FY25
FY28

TE connectivity
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CHINA

Strong TE Position and Performance in the World's Largest Automotive Market

CHINA

% OF TE AUTO FY25 REVENUE

~35%

STRONG CONTENT PER VEHICLE (CPV) GROWTH

$50 → **$87**

2019 → 2025

POISED TO GROW WITH CHINESE OEMS AS THEY EXPAND GLOBALLY

3M → **9M**

2025 → 2030

OEM Vehicle Sales Outside China

ADVANTAGES DEFENDING CURRENT POSITION AND ENABLING FUTURE GROWTH

Fully Localized Design and Production Ability
7 Auto Plants and 1100 Engineers in China

Serving Every Leading and Emerging Local OEM
10 Sales Offices Close to Customers

Continued Design Win Success
~40% of Design Wins Coming from China

Innovating in Step with the Market's Rapid Pace
N+2 Strategy Matching China's 1-year Design Cycle

40

GLOBALLY POSITIONED FOR GROWTH Confidence in 4% to 6% growth-over-market through-cycle going forward 41 TRANSPORTATION SOLUTIONS Balanced set of growth drivers supported by key megatrends, driving significant content opportunities Well positioned to win due to leading market share, strong customer intimacy, and global footprint paired with local execution

Positioned for our next phase of Shareholder Value Creation Heath Mitts CFO TE Connectivity 2025 Investor Day

Consistent operational performance to achieve 30%+ incremental margins and double-digit adjusted EPS growth Strategically positioned our portfolio to achieve strong growth above attractive markets Strong cash generation model and balance sheet flexibility for capital deployment POSITIONED FOR OUR NEXT PHASE OF SHAREHOLDER VALUE CREATION 43

$2.93 $5.97 $9.27 FY13 FY19 FY25 $0.92 $1.80 $2.72 FY13 FY19 FY25 3X EPS ~600bps increase 3X Dividends Per Share Delivered on Our Business Model 44 14.9% 18.3% 20.8% FY13 FY19 FY25 $1.2B $1.6B $3.2B FY13 FY19 FY25 2.5X FCF ADJUSTED EARNINGS PER SHARE ADJUSTED OPERATING MARGIN DIVIDENDS PER SHARE FREE CASH FLOW 2013-2025 Results for FY13 have not been recast to reflect our former Subsea Communications business as a discontinued operation. This business became a discontinued operation in FY18 and was sold in FY19. Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Multiple Levers for Operating Margin Expansion 45 • Investing for growth in high-growth platforms • Continue local for local manufacturing strategy • Leverage global planning and logistics capabilities Positioned for Resilient Margins Through Economic Cycles GOING FORWARD, Expect Incremental Margin in the 30%+ range • Continue driving productivity through TEOA initiatives • Agility to handle external factors, trade, and geopolitical disruptions

Disciplined Approach to M&A 46 • Strong secular trends drive GDP+ growth rates • Customers value engineering content • Expands addressable market opportunity • Aligned with strategy, why TE is the best owner • Sustainable position with engineering driven moats • Bolt-on that strengthens portfolio • Value creation levers • Attractive financial profile • Valuation balances risk with upside • Mid-teens cash-on-cash ROIC by year 5 Bolt-on acquisitions that strengthen our portfolio, primarily in the Industrial Segment Target Filtering Criteria Attractive Markets Attractive Targets Strong Returns

Examples of Our Successful M&A Process

ACQUISITION	ATTRACTIVE MARKETS	ATTRACTIVE TARGETS	STRONG RETURNS
Richards™ Manufacturing Co. CLOSED APRIL 2025	• Aligned to high-growth grid hardening trends in North America • Expands energy transmission and distribution TAM ~$2.5B	• Deep relationships with US utility customers • US capacity aligned with localization • Adds scale benefits and unlocks US tax attributes	• Sustainable mid-30% EBITDA margin • Expecting > 15% ROIC by year 5
ERNI CLOSED AUGUST 2021	• Engineered solutions for factory automation • Expands portfolio for industrial applications and broadens market by ~$1B	• Leading manufacturer of signal connectors in growing market • Synergies from go-to-market, scale, and manufacturing (plating capabilities)	• Delivered significant margin expansion • ROIC expansion ahead of target

Adjusted EBITDA and Adjusted ROIC are non-GAAP financial measures; see Appendix for descriptions.

TE connectivity 47

Our Business Model Going Forward

Defining the Next Phase of Value Creation

Revenue	Adj. Operating Margin	Adjusted EPS	Capital Strategy		Adjusted ROIC
			100%+ FCF Conversion		
6 – 8%	**30%+**	**Double-digit**	**~1/3**	**~2/3**	**Mid-teens**
Broadening growth vectors	Incremental Margins on volume growth	Growth	Dividends	For M&A & Share Buyback	Balancing investments for organic growth with deployment of capital
Bolt-on M&A in Industrial Segment	Resilient performance through cycle	Consistent growth with operational levers		Focused on best return	

Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, Free Cash Flow Conversion, and Adjusted ROIC are non-GAAP financial measures; see Appendix for descriptions.

TE connectivity

48

TE Connectivity 2025 Investor Day Looking Ahead Terrence Curtin CEO

Key Takeaways 50 1 Broadening our growth drivers to benefit from secular trends 2 Co-creating with our customers, widening our moat through engineering engagement & operational excellence 3 Global leadership and manufacturing strategy providing resilience through-cycle 4 Margin expansion with double-digit adjusted EPS growth & strong cash generation model 5 TE is positioned to drive shareholder value creation Adjusted EPS is a non-GAAP financial measure; see Appendix for description.

BREAK

Q&A

ADDITIONAL INFORMATION

AEROSPACE & DEFENSE

AD&M Provides Mission-Critical Solutions for Air, Sea, Land and Space

Leading position in COMMERCIAL AIR

- Market recovery & shift to wide body
- Data & Power Inter-connect Modernization

Winning next generation DEFENSE & SPACE

2X Market Growth

- Increasing European defense investments
- Rugged Solutions for Defense & Space Electrification


Wide Body Refresh
~$450K
Content per unit

Built-in Moat: TECHNICAL EDGE & INNOVATION

- High-Speed, High-Power
- Ruggedization + Light Weight
- Designed-in Solutions

Defining the INDUSTRY STANDARD



$1B lifetime revenue of next-gen multi-gig

More connections | Larger data transfers
56Gb speed | Harsher environments

54

55 Enabling the Factory of the Future AUTOMATION & CONNECTED LIVING 1 2 Robotics & Motion Control From $60 Automation Sensors & Controls To $100 From $43 To $85 1 2 Key Trends Driving Growth Content Growth in Automation TOP 3 SUPPLIER FOR GROWING MARKETS Demographics Aging workforce → accelerating automation Decarbonization Focus on energy savings and sustainability Deglobalization Re-shoring of supply chains

The Global Leader in Automotive Connectivity

With Drivers to Grow 4-6% Over Vehicle Production

	APAC	EMEA	AMERICAS	GLOBAL TOTAL	CHINA ONLY
% OF TE AUTO FY25 REVENUE	50%	33%	17%	100%	35%
FY25 CONTENT PER VEHICLE (CPV)	~$65	~$104	~$95	~$80	~$87

WINNING THROUGH STRONG COMPETITIVE POSITION AND ADVANTAGES

Customer Intimacy
With Virtually Every OEM

Global Footprint
Localized Production

Engineering Excellence
3,200 Engineers Worldwide

56

Commercial Transportation (ICT)

Leadership Position in Heavy-Duty Trucks, Buses, and Agricultural, Construction and Recreational Vehicles

INDUSTRY-LEADING PORTFOLIO



Terminals & Connectors
Sensors
Cable Assembly
Switches
Wireless
Relays & Contactors
Power Distribution Unit
Fuse & Relay Boxes

SERVING MARKET LEADERS

DAIMLER
CAT®
PACCAR
MAXUS
VOLVO TRUCKS
VOLVO Construction Equipment
JOHN DEERE

GROWTH TRENDS

- **Stricter emission requirements**
- **ADAS enhancing fleet operator productivity**
- **High Voltage**

~2x Market Growth 2025 - 2030

TE connectivity

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APPENDIX

Non-GAAP Financial Measures 59 We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

Non-GAAP Financial Measures 60 • Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. • Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, and depreciation, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents Free Cash Flow as a percentage of Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. • Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2025 61 Operating income: Transportation Solutions $ 1,818 $ — $ 75 $ 70 $ — $ 1,963 Industrial Solutions 1,393 57 51 120 — 1,621 Total $ 3,211 $ 57 $ 126 $ 190 $ — $ 3,584 Operating margin 18.6% 20.8 % Income tax expense $ (1,361) $ (12) $ (13) $ (37) $ 618 $ (805) Effective tax rate 42.5% 22.5 % Income from continuing operations $ 1,843 $ 45 $ 113 $ 153 $ 618 $ 2,772 Diluted earnings per share from continuing operations $ 6.16 $ 0.15 $ 0.38 $ 0.51 $ 2.07 $ 9.27 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Represents income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards. (3) See description of non-GAAP financial measures. Adjusted U.S. GAAP Charges (1) Charges, Net (1) Expense (1) Tax Items (2) (Non-GAAP) (3) Related and Other Amortization Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2019 62 Operating income $ 1,978 $ 47 $ 255 $ 177 $ — $ 2,457 Operating margin 14.7% 18.3 % Income tax (expense) benefit $ 15 $ (9) $ (61) $ (34) $ (291) $ (380) Effective tax rate (0.8) % 15.8 % Income from continuing operations $ 1,946 $ 38 $ 194 $ 143 $ (291) $ 2,030 Diluted earnings per share from continuing operations $ 5.72 $ 0.11 $ 0.57 $ 0.42 $ (0.86) $ 5.97 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million. (3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. (4) See description of non-GAAP financial measures. Adjusted U.S. GAAP Items (1)(2) Charges, Net (1) Expense (1) Tax Items (3) (Non-GAAP) (4) Amortization Related Charges Restructuring and Other and Other Acquisition-Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013

	U.S. GAAP [1]	Adjustments: Acquisition-Related Charges [2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Amortization Expense [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)					
Operating income	$ 1,385	$ 14	$ 222	$ 80	$ —	$ 1,701
Operating margin	12.2 %					14.9 %
Other income (expense), net	$ (183)	$ —	$ —	$ —	$ 213	$ 30
Income tax (expense) benefit	$ 75	$ (5)	$ (62)	$ (21)	$ (354)	$ (367)
Effective tax rate	(6.9) %					22.8 %
Income from continuing operations attributable to TE Connectivity plc	$ 1,154	$ 9	$ 160	$ 59	$ (141)	$ 1,241
Diluted earnings per share from continuing operations attributable to TE Connectivity plc	$ 2.73	$ 0.02	$ 0.38	$ 0.14	$ (0.33)	$ 2.93

(1) Results for the year ended September 27, 2013 have not been recast to reflect our former Subsea Communications business as a discontinued operation. This business became a discontinued operation in fiscal 2018 and was sold in fiscal 2019.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(4) See description of non-GAAP financial measures.

TE connectivity

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Reconciliation of Free Cash Flow 64 Net cash provided by operating activities: Net cash provided by continuing operating activities $ 4,139 $ 2,454 $ 1,775 Net cash provided (used) by discontinued operating activities — (32) 271 4,139 2,422 2,046 Net cash used in investing activities (3,568) (692) (545) Net cash used in financing activities (629) (1,643) (1,678) Effect of currency translation on cash (6) (8) (9) Net increase (decrease) in cash, cash equivalents, and restricted cash $ (64) $ 79 $ (186) Net cash provided by continuing operating activities $ 4,139 $ 2,454 $ 1,775 Excluding: Payments related to pre-separation U.S. tax matters, net — — 28 Cash collected pursuant to collateral requirements related to cross-currency swap contracts — (132) — Capital expenditures, net (925) (706) (559) Free cash flow (2) $ 3,214 $ 1,616 $ 1,244 (in millions) 2025 2019 2013 (1) (2) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. (1) Cash flow information for the year ended September 27, 2013 has not been recast to reflect our former Subsea Communications business as a discontinued operation. This business became a discontinued operation in fiscal 2018 and was sold in fiscal 2019. September 26, September 27, For the Years Ended September 27,

Free Cash Flow Conversion 65 Free cash flow (1) $ 3,214 Adjusted income from continuing operations (1) $ 2,772 Free cash flow conversion (1) 115.9% (1) See description of non-GAAP financial measures. ($ in millions) Ended For the Year September 26, 2025